                            THE AAL MUTUAL FUNDS

                                Form N-SAR for
                         Fiscal Period Ended 04-30-04

                              INDEX TO EXHIBITS

EXHIBIT NO.                           ITEM

    1.            Report on internal control by Independent Public Accountants.  (Item 77.B.)

    2.            Shareholder meeting report. (Item 77.C.)

    3.            Transactions effected pursuant to Rule 10f-3.  (Item 77.O.)